UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2017

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01. Regulation FD Disclosure.

On February 23, 2017, PAVmed Inc., a Delaware corporation (the “Corporation”) announced its intention to conduct a registered exchange offer whereby each share of the Corporation’s common stock, par value $0.001 per share (“Common Stock”) will become exchangeable for a unit consisting of one share of Common Stock and one newly-issued warrant. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release of PAVmed Inc. dated February 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2017	PAVMED INC.

	By:	/s/ Lishan Aklog
Lishan Aklog, M.D.
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of PAVmed Inc. dated February 23, 2017.